DELAWARE GROUP® TAX-FREE FUND
Delaware Tax-Free USA Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, and Class C Prospectus
dated December 29, 2008

Effective September 11, 2009, Delaware Management Company has implemented a voluntary expense cap for the Funds as set forth in the table below.

The following replaces the information in the section entitled, “What are the Funds’ fees and expenses?” on pages 11-13.

What are the Funds’ fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds.

CLASS	A	B	C
Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[4]	none	none	none

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

Annual fund operating expenses are deducted from the Funds’ assets.1

CLASS	A	B	C
Delaware Tax-Free USA Fund
Management fees[2]	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.24%[3]	1.00%	1.00%
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.94%	1.70%	1.70%
Fees waivers and payments	(0.10)%	(0.10)%	(0.10)%
Net expenses	0.84%	1.60%	1.60%
Delaware National High-Yield Municipal Bond Fund
Management fees[2]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.24%	0.24%	0.24%
Total annual fund operating expenses	1.04%	1.79%	1.79%
Fees waivers and payments	(0.14)%	(0.14)%	(0.14)%
Net expenses	0.90%	1.65%	1.65%

1 In periods of market volatility, during which asset levels may fluctuate substantially, the Funds’ annual fund operating expenses may vary from the numbers shown in the table above.

2 The Funds’ investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from January 1, 2009, through December 31, 2009, in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “nonroutine expenses”)) from exceeding 0.60% and 0.65% of the Funds’ average daily net assets of Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, respectively. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Boards of Trustees (Boards) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

Additionally, the Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.56%, and 0.60% of the average daily net assets of Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, respectively, from September 11, 2009 until such time as the voluntary expense caps are discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Funds, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect these voluntary expense caps.

3 The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25% and the total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, the blended rate based on upon the allocation of the 0.10% and 0.25% rates described above.

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. Each Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C
Delaware Tax-Free USA Fund
1 year	$532	$163	$563	$163	$263
3 years	$727	$526	$751	$526	$526
5 years	$937	$914	$1,064	$914	$914
10 years	$1,544	$1,798	$1,798	$2,000	$2,000
Delaware National High-Yield Municipal Bond Fund
1 year	$538	$168	$568	$168	$268
3 years	$753	$550	$775	$550	$550
5 years	$985	$957	$1,107	$957	$957
10 years	$1,652	$1,896	$1,896	$2,094	$2,094

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.